UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2007 (January 4, 2007)

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

326 Third Street
Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)
Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 10, 2007, Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”) filed a Current Report on Form 8-K with regard to the January 4, 2007 acquisition of a joint-venture interest (the “Venture”) as described in the Current Report. The Venture was formed to acquire a sub-leasehold interest in a ground lease to an office building located at 1407 Broadway, New York, New York (the “Property”). This Amendment to the Current Report includes financial information relating to the Property.

Material factors considered by the Registrant in assessing the Venture for investment included the Property’s location, demographics, quality of tenants, duration of in-place leases, scheduled rent increases, strong occupancy, the fact that the overall rental rate at the Property is comparable to the market rate for similar properties, the potential for a return from the redevelopment and repositioning of the Property and current strong demand for office space and other favorable market factors. We believe the Property is well located, has acceptable roadway and public transportation access and is well maintained. The Property is subject to competition from similar properties within its market area, and economic performance could be affected by changes in local economic conditions.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Independent Auditors’ Report

Statements of Revenues and Certain Operating Expenses

Notes to Statements of Revenues and Certain Operating Expenses

(b)
Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Unaudited Pro Forma Consolidated Financial Information

Unaudited Consolidated Balance Sheet as of September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

Unaudited Notes to Pro Forma Consolidated Financial Statements

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

INDEPENDENT AUDITORS’ REPORT

To the Member of
LVP 1407 Broadway LLC

We have audited the accompanying statement of revenues and certain operating expenses of 1407 Broadway Sub-Leasehold Interest (the “Property”) for the year ended December 31, 2005. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in this statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Registrant”), as described in Note 1. This presentation is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 1, of the Property for the year ended December 31, 2005, in conformity with the accounting principles generally accepted in the United States of America.

/s/ The Schonbraun McCann Group LLP

New York, New York
March 19, 2007

1407 BROADWAY SUB-LEASEHOLD INTEREST
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the nine
	months ended
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005
Operating Revenues
Base rents	$24,999,090	$33,167,888
Real estate tax reimbursements	537,310	393,278
Operating expense escalations	604,744	263,111
Tenant reimbursements	317,796	292,499
Other income	14,647	33,430
	26,473,587	34,150,206

Certain Operating Expenses
Rent expense - ground lease	5,625,000	7,500,000
Real estate taxes	4,789,511	6,137,086
Repairs and maintenance	3,036,950	4,337,425
Electricity	2,186,187	3,140,107
Wages and related expenses	1,494,096	2,059,574
Fuel and heat	916,813	1,345,094
Management and professional fees	542,210	711,708
Insurance	301,872	444,201
Miscellaneous services	117,993	134,033
Building improvement district tax	112,227	145,697
Security services	85,587	98,723
Water and sewer	114,744	160,146
	19,323,190	26,213,794

Revenues in Excess of Certain
Operating Expenses	$7,150,397	$7,936,412

See accompanying notes to statements of revenues and certain operating expenses.

1407 BROADWAY SUB-LEASEHOLD INTEREST
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

1.	ORGANIZATION AND BASIS OF PRESENTATION

The 1407 Broadway Sub-Leasehold Interest (the “Property”) is a sub-leasehold interest in a ground lease to a 42 story office building located at 1407 Broadway, New York, NY. The building was built in 1952, features approximately 915,000 rentable square feet, and is occupied by approximately 300 tenants engaged generally in the female apparel business. The ground lease, dated as of January 14, 1954, provides for multiple renewal rights, with the last renewal period expiring on December 31, 2048. The sub-leasehold interest runs concurrently with this ground lease.

The Property was acquired on January 4, 2007 by 1407 Broadway Real Estate LLC, an indirect, wholly owned subsidiary of 1407 Broadway Mezz II LLC (“Owner”). LVP 1407 Broadway LLC, a wholly owned subsidiary of Lightstone Value Plus REIT LP, the Registrant’s operating partnership, holds a 49% equity interest in Owner, and Lightstone 1407 Manager LLC, an affiliated entity owned by David Lichtenstein, Chairman of the Registrant’s Board of Directors, and its Chief Executive Officer and President, holds the remaining 51% equity interest in Owner.

Presented herein are the statements of revenues and certain operating expenses related to the operation of the Property.

The accompanying statements of revenues and certain operating expenses were prepared for the purpose of complying with the provision of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statements of revenues and certain operating expenses include the historical revenues and certain operating expenses of the Property, exclusive of items that may not be comparable to the proposed future operations of the Property, such as interest income, mortgage interest expense, depreciation and amortization expense, and certain corporate expenses.

2.	SIGNIFICANT ACCOUNTING POLICIES

a.	Revenue Recognition

Revenues related to operating leases are recognized on a straight line basis over the lease term, regardless of when payments are due. The base rent stated in the statements of revenues and certain operating expenses includes straight-line rental revenues of approximately $990,000 for the year ended December 31, 2005 and $446,000 (unaudited) for the nine months ended September 30, 2006.

1407 BROADWAY SUB-LEASEHOLD INTEREST
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

2.	SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b.	Escalations and Recoveries from Tenants

Certain operating expenses incurred in the operation of the Property are recoverable from the tenants. The recoverable amounts are based on actual expenses incurred. Expense recoveries are recognized as revenue in the period in which the applicable costs are incurred.

c.	Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to use judgment in the application of accounting policies, including making estimates and assumptions that affect the reported amounts of revenues and expenses during a reporting period. The most significant assumptions and estimates relate to revenue recognition and the ability to collect trade accounts receivable. Application of these assumptions requires the exercise of judgment as to future uncertainties and, as a result, actual results could differ from these estimates.

3.	OPERATING LEASES

The Property is leased to tenants under long-term operating leases with expiration dates through 2016. The leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of, and/or increases in, real estate taxes and certain operating costs, as defined, and the pass-through of charges for electrical usage.

Expected future minimum annual rentals to be received from tenants under non-cancelable operating leases, excluding renewal options, in effect at December 31, 2005, were as follows:

2006	$31,915,000
2007	29,687,000
2008	21,964,000
2009	14,210,000
2010	8,288,000
Thereafter	15,175,000
$121,239,000

The total expected future minimum rentals presented above do not include amounts that may be received under leases for escalations and recoveries from tenants for expenses and other charges.

The Property was approximately 88% occupied at December 31, 2005 and September 30, 2006 (unaudited).

1407 BROADWAY SUB-LEASEHOLD INTEREST
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

4.	MISCELLANEOUS SERVICES

Miscellaneous services consisted of the following for the nine months ended September 30, 2006 and the year ended December 31, 2005:

	Nine Months Ended
	September 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

Uniforms	$10,473	$6,225
Telephone	11,440	8,814
Lobby decorations	11,523	15,845
Consultants	18,033	24,750
Fire alarm service	26,542	42,345
Other expenses	39,982	36,054
Total Miscellaneous Services	$117,993	$134,033

5.	RELATED PARTY TRANSACTIONS

The seller employed a related party to manage the Property at a cost of $49,000 per month and retained an affiliated law firm at a cost of $20,000 during 2005 and $10,000 (unaudited) during the nine months ended September 30, 2006. Such amounts are reflected in management and professional fees on the accompanying statements of revenue and certain operating expenses.

6.	COMMITMENTS

a.	Ground lease

The Property is subject to a ground lease agreement which is scheduled to terminate on November 30, 2030 and includes one 18 year renewal option.

Annual ground rent under the ground lease agreement shall be based on 5% of the value of the Demised Premises, as defined, as of a date five years prior to the commencement date of each renewal term. Annual ground rent is $7,500,000 through the expiration date of November 30, 2030.

1407 BROADWAY SUB-LEASEHOLD INTEREST
NOTES TO STATEMENTS OF REVENUES AND
CERTAIN OPERATING EXPENSES
DECEMBER 31, 2005

6.	COMMITMENTS (CONTINUED)

b.	Collective Bargaining Agreements

Substantially all of the Property’s labor force is subject to collective bargaining agreements with expiration dates between December 2007 and December 2010.

7.	INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain operating expenses for the nine months ended September 30, 2006 is unaudited; however, in the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the statement of revenues and certain operating expenses for this interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Financial Information

On March 31, 2006, we acquired a 256,000 square foot retail outlet mall located in St. Augustine, Florida (“St. Augustine Outlets”), through LVP St. Augustine Outlets, LLC, a wholly owned subsidiary of Lightstone Value Plus REIT, L.P., our operating partnership (the “Partnership”). The acquisition price for St. Augustine Outlets was approximately $26.9 million, including acquisition-related transaction costs of approximately $.9 million. Approximately $4.5 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $22.4 million was funded with a fixed rate loan secured by St. Augustine Outlets.

On June 29, 2006, we acquired four apartment communities located in suburban Michigan (the “Multifamily Properties”). The Multifamily Properties were acquired through four wholly-owned, single purpose subsidiaries of LVP Michigan Multifamily Portfolio LLC (“LVP MMP”), a newly formed venture we own jointly (1% membership interest) with the Partnership (99% membership interest). The aggregate acquisition price for the Multifamily Properties was approximately $44.2 million, including acquisition-related transaction costs. Approximately $4.6 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $39.6 million was funded with a $40.7 million fixed rate loan secured by the Multifamily Properties.

On December 21, 2006, we acquired a retail center located in Omaha, Nebraska through LVP Oakview Strip Center LLC (the “Oakview Retail Center”), a wholly owned subsidiary of the Partnership. The aggregate acquisition price for the Oakview Retail Center was $33.5 million, inclusive of transaction costs of approximately $.9 million. Approximately $6.0 million of the acquisition cost was funded with offering proceeds from the sale of our common stock and approximately $27.5 million was funded with a fixed rate mortgage loan secured by the Oakview Retail Center.

On January 4, 2007, 1407 Broadway Real Estate LLC (“Owner”), an indirect, wholly owned subsidiary of 1407 Broadway Mezz II LLC (the “Venture”), consummated the acquisition of a sub-leasehold interest in an office building located at 1407 Broadway, New York, New York (the “Office Property”). The Venture is a joint venture between LVP 1407 Broadway LLC, a wholly owned subsidiary of the Partnership, and Lightstone 1407 Manager LLC, an affiliate of Lightstone Value Plus REIT LLC, our Advisor. The acquisition price for the Office Property was $122 million, exclusive of acquisition-related costs. The Venture funded the acquisition through a combination of $26.5 of capital and a $106.0 million advance on a variable rate mortgage loan secured by the Office Property. Our capital investment, funded with proceeds from our common stock offering, was approximately $13.0 million (representing a 49% membership interest). In addition, we used proceeds from our stock offering to pay an acquisition fee to our Advisor (approximately $1.6 million).

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2006

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the Oakview Retail Center and a 49% interest in the Venture on September 30, 2006. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on September 30, 2006, nor does it purport to represent our future financial position.

	September 30, 2006 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Pro Forma Adjustments (c)	Pro Forma September 30, 2006
Assets

Investment property:
Land	$13,435,415	$2,034,229	$—	$15,469,644
Building, net	55,720,899	30,134,682	—	85,855,581
Net investment property	69,156,314	32,168,911	—	101,325,225

Cash	14,603,277	(6,484,309)	(8,118,968)	—
Investment in real estate joint venture	—	—	12,981,989	12,981,989
Restricted escrows	7,092,867	168,029	—	7,260,896
Accounts receivable and other assets	1,964,760	—	—	1,964,760
Acquired in-place lease intangibles, net	734,544	1,063,367	—	1,797,911
Deferred financing and leasing costs, net	409,877	780,898	—	1,190,775
Total Assets	$93,961,639	$27,696,896	$4,863,021	$126,521,556

Liabilities and Stockholders’ Equity

Mortgage payable	$67,975,000	$27,500,000	$—	$95,475,000
Accounts payable and accrued liabilities	1,368,595	—	—	1,368,595
Due to affiliate	268,369	—	—	268,369
Prepaid revenue and other liabilities	790,408	6,718	—	797,126
Acquired below market lease intangibles, net	359,499	190,178	—	549,677
	70,761,871	27,696,896	—	98,458,767

Minority interest	2,454,250	—	—	2,454,250

Stockholders’ equity:
Preferred shares, 10,000,000 shares authorized, none outstanding	—	—	—	—
Common stock, $.01 par value; 60,000,000 shares authorized, 2,463,924 shares issued and outstanding	24,639	—	6,507	31,146
Additional paid-in-capital	22,134,554	—	6,500,464	28,635,018
Accumulated deficit	(1,413,675)	—	(1,643,950)	(3,057,625)
Total stockholder’s equity	20,745,518	—	4,863,021	25,608,538
Total Liabilities and Stockholders’ Equity	$93,961,639	$27,696,896	$4,863,021	$126,521,556

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2006

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets, Multifamily Properties, Oakview Retail Center and a 49% interest in the Venture on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the nine months ended September 30, 2006, and the unaudited financial information and notes thereto of the Office Property for the nine months ended September 30, 2006 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Nine Months Ended September 30, 2006 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2006

Real estate revenues	$4,563,891	$7,792,299	$—		$12,356,190

Expenses
Property operating expense	1,743,398	2,223,370	—		3,966,768
Real estate taxes	502,350	890,402	—		1,392,752
Property management fees	196,354	348,174	—		544,528
Asset management fees	158,537	281,350	—		439,887
General and administrative	419,525	7,665	—		427,190
Depreciation and amortization	1,216,341	727,825	—		1,944,166
Total expenses	4,236,505	4,478,786	—		8,715,291

Operating income	327,386	3,313,513	—		3,640,899

Equity in losses of 1407 Broadway Mezz II LLC	—	—	(6,640,735)	(c)	(6,640,735)
Other income	371,532	—	—		371,532
Interest expense	(1,495,697)	(2,765,202)	—		(4,260,899)
(Income) loss allocated to minority interest	73	(31)	605	(d)	647
Net income (loss)	$(796,706)	$548,280	$(6,640,130)		$(6,888,556)

Basic and diluted loss per common share	$(0.82)				$(2.21)

Basic and diluted weighted average shares outstanding	975,986	607,014	1,539,228	(e)	3,122,228

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2005

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the St. Augustine Outlets, Multifamily Properties, Oakview Retail Center and a 49% interest in the Venture on January 1, 2005. This Pro Forma Consolidated Statement of Operations should be read in conjunction with the historical financial statements and notes thereto as filed in our annual report on Form 10-K/A for the year ended December 31, 2005, and the financial information and notes thereto of the Office Property for the year ended December 31, 2005 included elsewhere herein. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2005, nor does it purport to represent our future operations.

	Year Ended December 31, 2005 as Reported (a)	Pro Forma Adjustments of Prior Acquisitions (b)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2005

Real estate revenues	$—	$17,515,492	$—		$17,515,492

Expenses
Property operating expense	—	5,261,864	—		5,261,864
Real estate taxes	—	1,941,593	—		1,941,593
Property management and acquisition fees	—	820,069	—		820,069
Asset management fees	—	554,398	1,643,950	(c )	2,198,348
General and administrative	117,571	127,911	—		245,482
Depreciation and amortization	—	4,897,056	—		4,897,056
Total expenses	117,571	13,602,891	1,643,950		15,364,412

Operating income (loss)	(117,571)	3,912,601	—		2,151,080

Equity in losses of 1407 Broadway Mezz II LLC	—	—	(9,330,813)	(d)	(9,330,813)
Interest expense	—	(5,658,124)	—		(5,658,124)
Loss allocated to minority interest	1,164	1,256	813	(e)	3,233
Net loss	$(116,407)	$(1,744,267)	$(10,973,950)		$(12,834,624)

Basic and diluted loss per common share	$(5.82)				$(4.11)

Basic and diluted weighted average shares outstanding	20,000	1,563,000	1,539,228	(f)	3,122,228

See accompanying unaudited notes to pro forma consolidated financial statements.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2006

a.	Represents our historical balance sheet as of September 30, 2006. Certain reclassifications have been made to the previously reported financial statements to conform to the pro forma presentation.

b.
Reflects pro forma adjustments for the acquisition of Oakview Retail Center on December 21, 2006 as though the acquisition had occurred on September 30, 2006. The investment was funded with offering proceeds from the sale of our common stock.

c.
Reflects our purchase of a 49% interest in the Venture as though the investment had occurred on September 30, 2006, including the assumed sale of a sufficient number of shares needed to fund the cash portion of our investment in the Venture. The aggregate acquisition price for a 49% interest in the Venture was approximately $13.0 million, exclusive of an acquisition fee paid to our Advisor of approximately $1.6 million.

The acquisition of the Office Property was accounted for in accordance with SFAS No. 141, “Business Combinations.” The total acquisition cost was allocated to acquired tangible assets, consisting of a sub-leasehold interest in an office building and tenant improvements, and identified intangible assets and liabilities, consisting of the value of existing tenant relationships and the value of above and below market in-place leases, based in each case on their fair values.

The fair value of the tangible assets was determined by valuing the Office Property as if it were vacant, based on management’s determination of the relative fair values of these assets. Management determined the as-if-vacant fair value of a property using methods to determine the replacement cost of the tangible assets.

In determining the fair value of the identified intangible assets and liabilities of the Office Property, above-market and below-market in-place lease values were recorded based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the lease. The capitalized above-market lease values and the capitalized below-market lease values are amortized as an adjustment to rental income over the initial lease term.

The aggregate value of in-place leases was determined by evaluating various factors, including an estimate of carrying costs during the expected lease-up periods, current market conditions and similar leases. In estimating carrying costs, management included real estate taxes, insurance and other operating expenses, and estimates of lost rental revenue during the expected lease-up periods based on current market demand. Management also estimated costs to execute similar leases including leasing commissions, legal and other related costs. The value assigned to this intangible asset is amortized over the remaining lease terms ranging from approximately one to 10 years. Optional renewal periods were not considered.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2006

a.
Represents our historical operations for the nine months ended September 30, 2006. Certain reclassifications have been made to the previously reported financial statements to conform to the pro forma presentation.

b.
Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006, Multifamily Properties on June 30, 2006, and Oakview Retail Center on December 21, 2006, as though each of these acquisitions had occurred on January 1, 2005.

c.
To record the pro forma effect of our 49% equity in the losses of the Venture for the nine months ended September 30, 2006 (the unaudited pro forma condensed financial statements of the Venture are presented at the conclusion of this filing).

d.	Reflects the pro forma allocation of net loss to the minority interest in the Partnership.

e.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in the Venture.

f.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. Accordingly, no provision for income taxes has been made.

Lightstone Value Plus Real Estate Investment Trust, Inc.
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2005

a.	Represents our historical operations for the year ended December 31, 2005.

b.
Reflects pro forma adjustments for the acquisition of St. Augustine Outlets on March 31, 2006, Multifamily Properties on June 30, 2006 and Oakview Retail Center on December 21, 2006, as though each of these acquisitions had occurred on January 1, 2005.

c.	To reflect the payment of a 2.75% acquisition fee to our Advisor.

d.
To record the pro forma effect of our 49% equity in the losses of the Venture for the year ended December 31, 2005 (the unaudited pro forma condensed financial statements of the Venture are presented at the conclusion of this filing).

e.	Reflects the pro forma allocation of net loss to the minority interest in the Partnership.

f.
To adjust historical weighted average number of shares of common stock outstanding to reflect the sale of a sufficient number of shares needed to fund the cash portion of our investment in the Venture.

g.
For the year ending December 31, 2006, the Company intends to make an election to be taxed as a real estate investment trust (a “REIT”), under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends to be taxed as such beginning with its taxable year ending December 31, 2006. A net loss was reported for the year ended December 31, 2005. Accordingly, no provision for income taxes has been made.

1407 Broadway Mezz II LLC
Unaudited Pro Forma Condensed Statement of Operations
For the Nine Months Ended September 30, 2006

The following unaudited Pro Forma Condensed Statement of Operations is presented as if the Venture had acquired the Office Property on January 1, 2005. This Pro Forma Condensed Statement of Operations should be read in conjunction with the unaudited financial information and notes thereto of the Office Property for the nine months ended September 30, 2006 included elsewhere herein. The Pro Forma Condensed Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Venture completed the above transaction on January 1, 2005, nor does it purport to represent the future operations of the Venture.

	Statements of Revenues and Certain Operating Expenses (a)	Pro Forma Adjustments		Pro Forma Nine Months Ended September 30, 2006

Rental revenues	$26,458,940	$2,029,199	(b)	$28,488,139

Expenses
Property operating expenses	8,467,679	—		8,467,679
Rent expense	5,625,000	—		5,625,000
Real estate taxes	4,789,511	—		4,789,511
Property management fees	441,000	213,983	(c)	654,983
Asset management fees	—	386,250	(c)	386,250
Depreciation and amortization	—	15,493,635	(d)	15,493,635
Total expenses	19,323,190	16,093,868		35,417,058

Operating income (loss)	7,135,750	(14,064,669)		(6,928,919)

Other income	14,647	—		14,647
Interest expense	—	(6,638,250)	(e)	(6,638,250)
Net income (loss)	$7,150,397	$(20,702,919)		$(13,552,522)

a.	Reflects the historical revenues and certain expenses of the Office Property.

b.	Reflects the amortization of lease intangibles for below and above market rents over an average lease term of two years.

c.
Reflects pro forma property and asset management fees for the Office Property. The Office Property is managed by an unaffiliated third party. An affiliate of our Advisor serves as the Asset Manager for a fee of $.5 million annually.

d.
Reflects depreciation of the real and personal property of the Office Property using the straight-line method over the estimated useful life of acquired assets, and the amortization of acquired in-place lease intangibles using the straight-line method over a two year average lease term.

e.	Reflects interest expense on the mortgage debt at the stated rate of Libor plus 300 basis points (8.35%) and the amortization of deferred financing costs over the three year term of the loan.

1407 Broadway Mezz II LLC
Unaudited Pro Forma Condensed Statement of Operations
For the Year Ended December 31, 2005

The following unaudited Pro Forma Condensed Statement of Operations is presented as if the Venture had acquired the Office Property on January 1, 2005. This Pro Forma Condensed Statement of Operations should be read in conjunction with the unaudited financial information and notes thereto of the Office Property for the year ended December 31, 2005 included elsewhere herein. The Pro Forma Condensed Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had the Venture completed the above transaction on January 1, 2005, nor does it purport to represent the future operations of the Venture.

	Statements of Revenues and Certain Operating Expenses (a)	Pro Forma Adjustments		Pro Forma Year Ended December 31, 2005

Rental revenues	$34,116,776	$2,705,598	(b)	$36,822,374

Expenses
Property operating expenses	11,988,708	—		11,988,708
Rent expense	7,500,000	—		7,500,000
Real estate taxes	6,137,086	—		6,137,086
Property management fees	588,000	277,000	(c)	865,000
Asset management fees	—	500,000	(c)	500,000
Depreciation and amortization	—	20,056,485	(d)	20,056,485
Total expenses	26,213,794	20,833,485		47,047,279

Operating income (loss)	7,902,982	(18,127,887)		(10,224,905)

Other income	33,430	—		33,430
Interest expense	—	(8,851,000)	(e)	(8,851,000)
Net income (loss)	$7,936,412	$(26,978,887)		$(19,042,475)

a.	Reflects the historical revenues and certain expenses of the Office Property.

b.	Reflects the amortization of lease intangibles for below and above market rents over an average lease term of two years.

c.
Reflects pro forma property and asset management fees for the Office Property. The Office Property is managed by an unaffiliated third party. An affiliate of our Advisor serves as the Asset Manager for a fee of $.5 million annually.

d.
Reflects depreciation of the real and personal property of the Office Property using the straight-line method over the estimated useful life of acquired assets, and the amortization of acquired in-place lease intangibles using the straight-line method over a two year average lease term.

e.	Reflects interest expense on the mortgage debt at the stated rate of Libor plus 300 basis points (8.35%) and the amortization of deferred financing costs over the three year term of the loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL
ESTATE INVESTMENT TRUST, INC.
Date: March 19, 2007

By:  /s/ Michael Schurer

Michael Schurer
Chief Financial Officer and Treasurer